UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2017

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting for Vitamin Shoppe, Inc. (the “Company”) was held on June 7, 2017.

(b)	The final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Annual Meeting were as follows:

Proposal 1 – Election of Directors.

The final results of the voting for ten (10) Directors for an annual term are set forth below:

	FOR	AGAINST	ABSTAIN	NON-VOTES
B. Michael Becker	19,596,594	1,016,471	1,387	989,596
John D. Bowlin	19,302,666	1,309,807	1,979	989,596
Deborah M. Derby	19,598,119	1,015,277	1,056	989,596
Tracy Dolgin	20,024,738	587,769	1,945	989,596
David H. Edwab	19,641,672	971,713	1,067	989,596
Guillermo G. Marmol	20,024,499	587,979	1,974	989,596
Beth M. Pritchard	19,587,643	1,024,864	1,945	989,596
Alexander W. Smith	20,024,642	587,854	1,956	989,596
Timothy J. Theriault	20,024,422	588,074	1,956	989,596
Colin Watts	19,651,291	961,702	1,459	989,596

Proposal 2 – Advisory and Non-Binding Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers based upon the following votes:

For	Against	Abstain	Non-Votes
20,136,768	476,014	1,670	989,596

Proposal 3 – Advisory and Non-Binding Vote on Frequency of Vote Regarding Named Executive Officer Compensation.

The stockholders voted, on an advisory, non-binding basis in favor of the annual submission of the Company’s named executive officer compensation to our stockholders for approval on an advisory, non-binding basis based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Non-Votes
18,058,599	1,029	2,553,769	1,055	989,596

Proposal 4 – Vote on Approval of Amendment and Restatement of the 2009 Equity Incentive Plan, and 162(m) Performance Goals.

The stockholders approved the Amended and Restated 2009 Equity Incentive Plan and 162(m) performance goals based upon the following votes:

For	Against	Abstain	Non-Votes
19,745,060	866,710	2,682	989,596

A copy of the Company’s Amended and Restated 2009 Equity Incentive Plan is incorporated herein by reference to Annex A of the Definitive Proxy Statement of Vitamin Shoppe, Inc. filed on April 27, 2017 with the Securities and Exchange Commission.

Proposal 5 – Vote to Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the 2017 Fiscal Year.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year based upon the following votes:

For	Against	Abstain	Non-Votes
21,552,017	46,161	5,870	0

(d)    The Board of Directors of the Company has determined that the Company will hold future advisory, non-binding votes on the compensation of our named executive officers on an annual basis until the next advisory, non-binding vote on the on the frequency of future stockholder votes regarding the compensation or the Company’s named executive officers, which the Company expects to hold at its 2023 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Amended and Restated 2009 Equity Incentive Plan (incorporated herein by reference to Annex A of the Definitive Proxy Statement of Vitamin Shoppe, Inc. filed on April 27, 2017 (File No. 001-34507)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: June 9, 2017	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit No.	Description of Document

10.1	Amended and Restated 2009 Equity Incentive Plan (incorporated herein by reference to Annex A of the Definitive Proxy Statement of Vitamin Shoppe, Inc. filed on April 27, 2017 (File No. 001-34507)).